Exhibit 99.2

Sally Beauty Holdings, Inc. Announces CEO Succession Plan

DENTON, Texas, May 1, 2014 - Following the completion of its succession planning process, the Board approved the appointment of Christian A. Brickman, as the Company’s new President and Chief Operating Officer effective June 2, 2014.  At the request of the Board, Gary Winterhalter, the Company’s current Chairman, Chief Executive Officer and President will continue his management of the Company in his current roles as the Company’s Chairman of the Board and Chief Executive Officer through April 30, 2015 or such earlier date as the Board may determine, and will work with the Board and Mr. Brickman to facilitate a transition of his duties and responsibilities as Chief Executive Officer to Mr. Brickman during this period.  Upon the successful transition of the role of Chief Executive Officer, Mr. Winterhalter has agreed to continue serving at the discretion of the Board as Executive Chairman of the Board through January 2018 performing such duties as are customary for that position and as are requested by the Chief Executive Officer or the Board. Mr. Brickman will continue to serve as a member of the Board.

Chris Brickman, age 49, has been a member of the Company’s Board of Directors since September 2012.  He most recently served as President of Kimberly-Clark International, which is the primary international division of Kimberly-Clark Corporation, a role he held from May 2012 to February 2014.  In this capacity, Mr. Brickman led Kimberly-Clark’s international consumer business in all operations outside of North America. Prior to being appointed to this role, Mr. Brickman served as President of Kimberly-Clark Professional from August 2010 to May 2012. Mr. Brickman joined Kimberly-Clark in 2008 as Chief Strategy Officer and played a key role in the development and implementation of the company’s strategic plans and processes to enhance Kimberly-Clark’s enterprise growth initiatives. Prior to joining Kimberly-Clark, Mr. Brickman was a Principal in McKinsey & Company’s Dallas, Texas, office and a leader in the firm’s consumer packaged goods and operations practices.  Before joining McKinsey, Mr. Brickman was President and CEO of Whitlock Packaging (1998-2001), the largest non-carbonated beverage co-packing company in the United States.

“The Board, working with Gary, has given careful thought to succession planning and is confident that Chris is a great fit for Sally Beauty Holdings, Inc.,” said Robert McMaster, the Company’s Lead Independent Director. “Gary has done a superb job building this Company and we are pleased that he will continue to play a significant role with SBH, initially as CEO and later as Executive Chairman.  We believe Chris’ knowledge of Sally as a board member and his proven record of driving international growth and success in leading profitability initiatives represent a great combination of capabilities from which to lead the Company into its next phase.”

“I am proud of the accomplishments we have made during my 27 years at Sally Beauty Holdings, Inc. and remain confident that the Company is well-positioned for growth both domestically and internationally,” said Gary Winterhalter, the Company’s Chairman, President & Chief Executive Officer. “Chris brings significant and broad leadership experience to the Company, and I am certain that his unique blend of management, international and strategic expertise, will help us deliver on our future growth goals.”

“I greatly admire what Gary Winterhalter and the Sally Beauty Holdings, Inc. team have achieved. I am honored that Gary and the Board have entrusted me with this role and to be joining such an incredibly accomplished group of professionals,” said Chris Brickman. “More importantly, SBH has tremendous global opportunities ahead and I look forward to working closely with the executive management team and with all of the Company’s employees and suppliers to build on the solid growth strategy in place and further enhance opportunities for employees, the quality and value delivered to customers, and, as a result, the returns achieved for stockholders.”

CONTACT: Sally Beauty Holdings, Inc. Investor Relations

Karen Fugate, 940-297-3877

About Sally Beauty Holdings, Inc.

Sally Beauty Holdings, Inc. (NYSE: SBH) is an international specialty retailer and distributor of professional beauty supplies with revenues of $3.6 billion annually.  Through the Sally Beauty Supply and Beauty Systems Group businesses, the Company sells and distributes through 4,700 stores, including approximately 200 franchised units, throughout the United States, the United Kingdom, Belgium, Chile, Peru, France, the Netherlands, Canada, Puerto Rico, Mexico, Ireland, Spain and Germany.  Sally Beauty Supply stores offers up to 10,000 products for hair, skin, and nails through professional lines such as Clairol, L’Oreal, Wella and Conair, as well as an extensive selection of proprietary merchandise. Beauty Systems Group stores, branded as CosmoProf or Armstrong McCall stores, along with its outside sales consultants, sell up to 10,000 professionally branded products including Paul Mitchell, Wella, Sebastian, Goldwell, Joico, and Aquage which are targeted exclusively for professional and salon use and resale to their customers.  For more information about Sally Beauty Holdings, Inc., please visit sallybeautyholdings.com.

Cautionary Notice Regarding Forward-Looking Statements

Statements in this news release and the schedules hereto which are not purely historical facts or which depend upon future events may be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “target,” “can,” “could,” “may,” “should,” “will,” “would,” or similar expressions may also identify such forward-looking statements.

Readers are cautioned not to place undue reliance on forward-looking statements as such statements speak only as of the date they were made.  Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including, but not limited to, risks and uncertainties related to: the highly competitive nature of, and the increasing consolidation of, the beauty products distribution industry; anticipating changes in consumer preferences and buying trends and managing our product lines and inventory; potential fluctuation in our same store sales and quarterly financial performance; our dependence upon manufacturers who may be unwilling or unable to continue to supply products to us; the possibility of material interruptions in the supply of beauty supply products by our manufacturers or third-party distributors; products sold by us being found to be defective in labeling or content; compliance with laws and regulations or becoming subject to additional or more stringent laws and regulations; product diversion; the operational and financial performance of our franchise-based business; the success of our e-commerce business; successfully identifying acquisition candidates and successfully completing desirable acquisitions; integrating acquired businesses; opening and operating new stores profitably; the impact of the health of the economy upon our business; the success of our cost control plans; protecting our intellectual property rights, particularly our trademarks; the risk that our products may infringe on the intellectual property of others; conducting business outside the United States; disruption in our information technology systems; a significant data security breach, including misappropriation of our customers’ or employees’ personal information, and the potential costs related thereto; the negative impact on our reputation and loss of confidence of our customers, suppliers and others arising from a significant data security breach; the costs and diversion of management attention required to investigate and remediate a data security breach; the ultimate determination of the extent or scope of the potential liabilities relating to our recent data security incident; severe weather, natural disasters or acts of violence or terrorism; the preparedness of our accounting and other management systems to meet financial reporting and other requirements and the upgrade of our financial reporting system; being a holding company, with no operations of our own, and depending on our subsidiaries for cash; our substantial indebtedness; the possibility that we may incur substantial additional debt, including secured debt, in the future; restrictions and limitations in the agreements and instruments governing our debt; generating the significant amount of cash needed to service all of our debt and refinancing all or a portion of our indebtedness or obtaining additional financing; changes in interest rates increasing the cost of servicing our debt; the potential impact on us if the financial institutions we deal with become impaired; and the costs and effects of litigation.

Additional factors that could cause actual events or results to differ materially from the events or results described in the forward-looking statements can be found in our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K for the year ended September 30, 2013. Consequently, all forward-looking statements in this release are qualified by the factors, risks and uncertainties contained therein. We assume no obligation to publicly update or revise any forward-looking statements.